UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2006
Wellstone Filters, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28161	33-0619264

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Crown Boulevard, Timberlake, North Carolina	27583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 336-597-8300
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-99.1: PRESS RELEASE

ITEM 8.01. OTHER EVENTS
On July 5, 2006, Wellstone Filters, Inc. issued a press release, which is attached hereto as exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
99.1	Press Release, dated July 5, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSTONE FILTERS, INC.

Date: July 5, 2006	By:	/s/ Learned Jeremiah Hand
		Name:	Learned Jeremiah Hand
		Title:	Chief Executive Officer